Quarterly Holdings Report
for
Fidelity® Crypto Industry and Digital Payments ETF
September 30, 2024
CID-NPRT1-1124
1.9904974.102
Common Stocks - 99.9%
	Shares	Value ($)
AUSTRALIA - 6.7%
Financials - 1.8%
Consumer Finance - 1.8%
Zip Co Ltd (a)	935,930	1,785,579
Information Technology - 4.9%
Software - 4.9%
Iris Energy Ltd (a)	562,909	4,750,952
TOTAL AUSTRALIA		6,536,531
BRAZIL - 1.5%
Financials - 1.5%
Financial Services - 1.5%
StoneCo Ltd Class A (a)	128,604	1,448,081
CANADA - 12.5%
Financials - 1.6%
Financial Services - 1.6%
Nuvei Corp Subordinate Voting Shares (United States) (b)(c)	45,747	1,525,662
Information Technology - 10.9%
IT Services - 1.7%
Shopify Inc Class A (United States) (a)	21,653	1,735,271
Software - 9.2%
Bitfarms Ltd/Canada (United States) (a)	1,510,768	3,187,720
Hive Digital Technologies Ltd (United States) (a)	636,866	1,993,391
Hut 8 Corp (United States) (a)	311,923	3,824,177
		9,005,288
TOTAL INFORMATION TECHNOLOGY		10,740,559

TOTAL CANADA		12,266,221
CHINA - 1.8%
Information Technology - 1.8%
Technology Hardware, Storage & Peripherals - 1.8%
Canaan Inc Class A ADR (a)	1,763,326	1,780,959
FRANCE - 2.1%
Financials - 2.1%
Financial Services - 2.1%
Edenred SE	32,028	1,216,040
Worldline SA/France (a)(b)(c)	113,716	829,755

TOTAL FRANCE		2,045,795
GERMANY - 2.5%
Financials - 1.3%
Capital Markets - 1.3%
Bitcoin Group SE	21,507	1,262,552
Information Technology - 1.2%
Software - 1.2%
Northern Data AG (a)	41,314	1,178,072
TOTAL GERMANY		2,440,624
ITALY - 1.4%
Financials - 1.4%
Financial Services - 1.4%
Nexi SpA (a)(b)(c)	207,456	1,410,488
JAPAN - 1.3%
Financials - 1.3%
Financial Services - 1.3%
GMO Payment Gateway Inc	20,700	1,273,490
KOREA (SOUTH) - 1.0%
Financials - 1.0%
Financial Services - 1.0%
Galaxia Moneytree Co Ltd (a)	160,418	1,059,885
UNITED STATES - 68.0%
Financials - 26.4%
Capital Markets - 12.9%
Coinbase Global Inc Class A (a)	59,974	10,685,568
Galaxy Digital Holdings Ltd (a)	159,750	2,052,822
		12,738,390
Financial Services - 13.5%
Corpay Inc (a)	4,962	1,551,915
Flywire Corp (a)	74,747	1,225,102
Global Payments Inc	13,960	1,429,783
Marqeta Inc Class A (a)	254,679	1,253,021
Mastercard Inc Class A	3,186	1,573,247
Payoneer Global Inc (a)	169,369	1,275,349
Shift4 Payments Inc Class A (a)	19,580	1,734,788
Visa Inc Class A	5,459	1,500,952
WEX Inc (a)	8,061	1,690,634
		13,234,791
Information Technology - 41.6%
IT Services - 8.7%
Applied Digital Corp (a)	492,939	4,066,747
Core Scientific Inc	374,341	4,439,684
		8,506,431
Software - 32.9%
Bit Digital Inc (a)	912,173	3,201,727
Bitdeer Technologies Group Class A (a)	317,811	2,488,460
Cipher Mining Inc (a)	860,607	3,330,549
Cleanspark Inc (a)	624,832	5,835,931
MARA Holdings Inc (a)	523,091	8,484,537
Riot Platforms Inc (a)	661,606	4,909,117
Terawulf Inc (a)	868,683	4,065,436
		32,315,757
TOTAL INFORMATION TECHNOLOGY		40,822,188

TOTAL UNITED STATES		66,795,369
URUGUAY - 1.1%
Financials - 1.1%
Financial Services - 1.1%
Dlocal Ltd/Uruguay Class A (a)	134,138	1,073,104
TOTAL COMMON STOCKS (Cost $78,530,052)		98,130,547

Money Market Funds - 0.2%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (e) (Cost $167,934)	4.89	167,900	167,933

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $78,697,986)	98,298,480
NET OTHER ASSETS (LIABILITIES) - (0.1)% (d)	(72,128)
NET ASSETS - 100.0%	98,226,352

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Contracts
CME Micro E-mini NASDAQ 100 Index Contracts (United States)	2	Dec 2024	81,045	1,030	1,030

The notional amount of futures purchased as a percentage of Net Assets is 0.1%

Legend

(a)	Non-income producing
(b)
Security is exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $3,765,905 or 3.8% of net assets.

(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,765,905 or 3.8% of net assets.

(d)	Includes $21,240 of cash collateral to cover margin requirements for futures contracts.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund	40,485	523,458	396,009	962	-	(1)	167,933	0.0%
Total	40,485	523,458	396,009	962	-	(1)	167,933

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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